AMAG Pharmaceuticals 2017 Financial Results February 27, 2018

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, beliefs about the data for the new broad iron deficiency anemia Ferhamem label and the impact of reports of hypophosphatemia; expectations regarding the market opportunity for Feraheme, including with the new broad label; plans for the new Feraheme label’s launch strategy and growth drivers, including AMAG’s ability to expand access, reinforce and enhance differentiation and expand patient types; beliefs about the importance patients place on the attributes of the Makena auto-injector; expectations that the Makena auto-injector will be used in a majority of treated patients assuming price parity; beliefs that the Makena auto-injector could become the new standard of care; attributes that differentiate Intrarosa from other therapies; beliefs about the market opportunity for Intrarosa; plans for AMAG’s campaign to educate and expand awareness of dyspareunia and treatment options; the key growth drivers for Intrarosa; beliefs that AMAG has a strong liquidity profile; AMAG’s 2018 financial guidance, including total revenue, operating loss and adjusted EBITDA; and AMAG’s 2018 key priorities are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that AMAG’s expectations as to its 2018 plans will not be realized, expectations for the recently approved Makena subcutaneous auto-injector and the Feraheme label expansion will not be achievable, and that the entrance of generics to the Makena intramuscular formulation could happen more quickly than anticipated in light of the loss of exclusivity in February 2018, and those other risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings with the SEC, including its upcoming Annual Report on Form 10-K for the year ended December 31, 2017. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Abeona Therapeutics, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Cord Blood Registry® and CBR® are registered trademarks of CbrSystems, Inc. Intrarosa® is a trademark of Endoceutics, Inc.

Today’s Agenda 3 2017 Highlights and Recent Events1 4 Key Priorities and Closing Remarks 3 2017 Financial Overview 5 Q&A 2 Product Portfolio Update

2017 Highlights and Recent Events

Solid Execution Intrarosa  Launched Intrarosa; drove broad awareness and access  Phase 3 hypoactive sexual desire disorder (HSDD) study initiated by partner, Endoceutics Bremelanotide  Completed clinical work with partner, Palatin, for planned NDA submission in Q1-2018  Launched HCP condition awareness campaign Feraheme  Received FDA approval for broad IDA label (February 2, 2018)  Grew volume prior to FDA approval of expanded label Makena  Received FDA approval for subcutaneous (SC) auto-injector (February 14, 2018)  Achieved record sales of $387.2 million, an increase of 16% over 2016 Cord Blood Registry  Increased storage revenue by $7.4 million, or 9%, over 2016  Grew new first-time enrollments by 4% over 2016 Business Development  Expanded product portfolio with Intrarosa and bremelanotide; established new women’s health commercial team Financial  Achieved record revenue of $610M, with revenue growth of every key AMAG product over 2016  Reduced debt by nearly 20%, ending 2017 with total debt of $816M and cash of $329M        5

Solid Execution Intrarosa  Launched Intrarosa; drove broad awareness and access  Phase 3 hypoactive sexual desire disorder (HSDD) study initiated by partner, Endoceutics Bremelanotide  Completed clinical work with partner, Palatin, for planned NDA submission in Q1-2018  Launched HCP condition awareness campaign Feraheme  Received FDA approval for broad IDA label (February 2, 2018)  Grew volume prior to FDA approval of expanded label Makena  Received FDA approval for subcutaneous (SC) auto-injector (February 14, 2018)  Achieved record sales of $387.2 million, an increase of 16% over 2016 Cord Blood Registry  Increased storage revenue by $7.4 million, or 9%, over 2016  Grew new first-time enrollments by 4% over 2016 Business Development  Expanded product portfolio with Intrarosa and bremelanotide; established new women’s health commercial team Financial  Achieved record revenue of $610M, with revenue growth of every key AMAG product over 2016  Reduced debt by nearly 20%, ending 2017 with total debt of $816M and cash of $329M        6

Strong 2017 Product Revenue Growth1 ($M) 2016 2017 $531.8 $609.8 GAAP Product Revenue  14.7% 7 2016 2017 $548.8 $615.3 Non-GAAP Product Revenue2,3  12.1% Makena revenue CBR revenueFeraheme/MuGard revenue Intrarosa revenue 1 Excludes “License fee, collaboration and other revenues” of $317,000 in 2016, and $124,000 in 2017. 2 Non-GAAP revenue includes purchase accounting adjustments related to CBR deferred revenue of $17M in 2016 and $5.5M in 2017. 3 See slide 34 for a reconciliation of GAAP to non-GAAP financials.

AMAG's Expanding Portfolio of Products

Hematology / Oncology

Feraheme ferumoxytol injection

- Treatment of iron deficiency anemia (IDA) in all eligible adult patients

MuGard

- Management of oral mucositis, a common side effect of radiation or chemotherapy

Maternal and Women's Health

Pregnancy & Birth

Makena hydroxyprogesterone caproate injection

- The only FDA-approved therapy to reduce recurrent preterm birth in certain at-risk women

Cbr From AMAG Pharmaceuticals

- World's largest umbilical cord stem cell collection and storage company



Velo Option

- Candidate for the treatment of severe preeclampsia

Wellness

Bremelanotide

- An investigational product for the treatment of hypoactive sexual desire disorder (HSDD) in pre-menopausal women



Post-Menopausal Health

Intrarosa Prasterone

- FDA-approved locally administered non-estrogen[1] product to treat moderate to severe dyspareunia (pain during sex), a symptom of vulvar and vaginal atrophy (VVA), due to menopause, which does not carry a boxed warning in its label



[1] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

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Product Portfolio Update •Feraheme® • Makena® • Cord Blood Registry® • Intrarosa® 9

IV IRON DEFICIENCY ANEMIA: FERAHEME

Feraheme Broad IDA Label[1] Approved February 2, 2018


APPROVED FOR SECOND INDICATION
Effective. Flexible.*
Feraheme®
ferumoxytol injection
Fe3O4
IMPORTANT SAFETY INFORMATION FOR FERAHEME

FERAHEME® is the only IV iron demonstrating effective treatment for IDA in adult patients with 1g of iron across 2 fifteen-minute infusions 3-8 days apart

Strong Data in New Broad IDA Feraheme Label...

[1] Feraheme is indicated for the treatment of iron deficiency anemia (IDA) in adult patients who have intolerance to oral iron or have had unsatisfactory response to oral iron or who have chronic kidney disease (CKD).

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IV IRON DEFICIENCY ANEMIA: FERAHEME

Improvements in Fatigue-Related Symptoms with Feraheme


Change from baseline in FACIT*-Fatigue[1,2]
FACIT-Fatigue, Mean Change
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Baseline
Week 1
Week 2
Week 3
Week 4
Week 5
6.4
10.2
10.6
11.7
11.7
4.8
7.1
7.1
6.9
6.9
Mean Difference = 4.9 points
95% CI=3.08 to 6.71
Feraheme
Placebo

- Feraheme patients showed a clinically significant improvement in fatigue vs. placebo

[1] Vadhan-Raj S, et al. Am J Hematol. 2014;89:7–12.
[2] Strauss et al. J Commun Support Oncol.2016;14 (8):342-350.
* FACIT: Functional Assessment of Chronic Illness Therapy

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IV IRON DEFICIENCY ANEMIA: FERAHEME

Lower Incidence of Severe Hypophosphatemia with Feraheme[1]

Incidence of Serum Phosphate <0.6 mmol/L (2.0mg/dL)


45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.4%
38.7%
Feraheme (n=935)
Injectafer® (n=932)

Mean Serum Phosphate (mg/dL)


4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
***
***
***
Baseline
Day 8
Week 2
Week 5
Feraheme (n=948)
Injectafer® (n=965)

*** P<0.001, ANCOVA, Error bars represent 95% Confidence Interval
Shading represents lab normal reference range

Hypophosphatemia can have important clinical implications[2]

- Acutely: muscle weakness and pain, fatigue
- Chronically: osteomalacia (impaired bone mineralization), bone pain, fractures, muscle weakness

[1] Adkinson NF et al. Am J Hematol. 2018 Feb 8. doi: 10.1002/ajh.25060.
[2] Blazevic A et al., The Netherlands Journal of Medicine, January 2014, Vol. 72, No. 1; Mani et al., Transplantation: October 15, 2010, Vol. 90, No. 7, pp 804-805; Zoller H. et al, Curr Opin Nephrol Hypertens July 2017, Vol. 26, No. 4, pp.266-275.

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Large Market Opportunity with New Broad Label Feraheme 12% Injectafer 29% Other IV irons 59% 13 I V I R O N D E F I C I E N C Y A N E M I A : F E R A H E M E Q4-2017 U.S. Non-dialysis IV Iron Market1 1 AMAG estimates current market using IQVIA data and internal analytics.

Launch Strategy and Growth Drivers 14 Expand Access  New contract opportunities with key accounts and GPOs Expand Customer Patient Types  Hematology/Oncology  Gastrointestinal disorders  Gynecological disorders Reinforce and Enhance Differentiation  Effectively communicate 1-2-3 value proposition  Leverage new broad label I V I R O N D E F I C I E N C Y A N E M I A : F E R A H E M E

Product Portfolio Update • Feraheme® •Makena® • Cord Blood Registry® • Intrarosa® 15

Efficient Discreet Administration friendly 16 Makena SC Auto-injector Approved February 14, 2018 M A T E R N A L H E A L T H : M A K E N A    Subcutaneous injection Intramuscular injection

17 SC Attributes Important to Patients 1% 2% 10% 25% 28% 34% 0% 5% 10% 15% 20% 25% 30% 35% 40% Site of injection Needle thickness Route of administration Needle visibility Needle length Time for administration Relative Importance Statistically significant impact on overall preference M A T E R N A L H E A L T H : M A K E N A Top Drivers in Discreet Choice Analysis1 1 AMAG sponsored “Discrete Choice” patient survey conducted by Trinity Healthcare; n=183.

MATERNAL HEALTH: MAKENA

Makena SC Auto-injector Expected to be Used in Majority of Treated Patients Assuming Price Parity[1]

Current and Future Use of Treatments to Reduce Risk of Preterm Birth

Current Prescribing[2] / Future Prescribing[3]


(HCPs, n=30)
(MDs, n=20)
Makena SC4
N/A
83%
Generic HPC single-dose vial4
N/A
8%
Makena IM
67%
2%
Compounded IM / HPC
18%
2%
Vaginal Progesterone
8%
6%

[1] AMAG sponsored qualitative research conducted by Thinkgen.

[2] Re-percentaged to exclude those patients who did not receive treatment. Respondents were asked "Of the at-risk patients you personally managed in the past 12 months, what number received the following treatments? Your best estimate is fine."

[3] Respondents were asked to allocate their next 10 patients across treatments, adding the instruction after fielding began to assume that Makena subcutaneous and a generic single-dose vial were available. Respondents were told not to consider product cost and coverage when allocating future patients.

[4] Included in the "Future Prescribing" allocation only.

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MATERNAL HEALTH: MAKENA

Ensure SC Auto-injector Becomes the New Standard of Care

Key Imperatives	Key Tactics
Manage access (price, patient out-of-pocket, reimbursement)	Easy access to SC auto-injector with strong payer value proposition
Effectively communicate the benefits of SC auto-injector	~100 Makena sales reps, Makena Care Connection and distribution partners
Expand use through alternative treatment sites (i.e. retail pharmacies)	Rapid and easy dispensing of SC auto-injector


Medicaid
PHARMACY
FORMULARY
Rx





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Product Portfolio Update • Feraheme® • Makena® •Cord Blood Registry® • Intrarosa® 20

WOMEN'S HEALTH: CORD BLOOD REGISTRY

Returned to Growth

Strong commercial execution driving new enrollments


What is Cord Blood Banking?
How Cord Blood Banking Works
Newborn Stem Cell Collection Kit


Growth in First New Enrollments
14,767
15,379
Q4-2016
Q4-2017

2/3 of revenue driven by growing, recurring annual storage fees


Cbr
1-888-CORD BLOOD

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Product Portfolio Update • Feraheme® • Makena® • Cord Blood Registry® •Intrarosa® 22

WOMEN'S HEALTH: INTRAROSA

Intrarosa is Differientiated[1]

	Intrarosa Prasterone	Estrogen Therapies
Non-estrogen treatment[2]	☑	☐
Unique safety profile (no boxed warning)	☑	☐
Differentiated MOA	☑	☐





[1] Market research sponsored by AMAG and conducted by Roscow Market Research.

[2] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

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WOMEN'S HEALTH: INTRAROSA

Dyspareunia: 90% of Affected Women Not on Rx Therapy

20M women in U.S. suffer from dyspareunia, a symptom of VVA[1]

Intrarosa® Prasterone


+18 Million[2]
U.S. women with dyspareunia not on prescription therapy
~1.7 Million[2]
U.S. women with dyspareunia treated with prescription therapy

[1] Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.

[2] AMAG estimate based on Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30; Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.

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WOMEN'S HEALTH: INTRAROSA

Activating 18M[1] Untreated Women: AMAG's 2018 Consumer Campaign

On-line search

Condition awareness




social
media
share
people

74,000 searches for dyspareunia per month via Google

Learning → Dyspareunia is NOT a symptom of getting older – it's a medical condition that is a result of menopause – and is treatable

Seek treatment options


NOW AVAILABLE

Learning → There is a new treatment option called Intrarosa; a non-estrogen that is not associated with the warnings/risks of estrogen therapies

Consult MD Office visit or on-line



Goal →


For
Address
Date
℞
Intrarosa®
Prasterone
REFILL
TIMES
M.D.
DEA NO.
Address

Rx & on-line adherence programs

[1] Represents an estimate of women in the U.S. with dyspareunia not on prescription therapy. Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.

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WOMEN'S HEALTH: INTRAROSA

Key Intrarosa Growth Drivers


Intrarosa Growth Strategy
Launch Priority 1
Launch Priority 2
Launch Priority 3
Launch Priority 4
Launch Priority 5

1. Create affordable access for all patients
2. Increase market awareness
3. Increase HCP prescribing

New in 2018

4. Educate potential patients about condition and Intrarosa as therapy
5. Make Intrarosa the 1st choice treatment among HCPs

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Financial Overview 27

$151.61 $158.3 1 $14.6 ($7.1) $531.81 $609.81 $78.9 ($293.3) Q4-2016 Q4-2017 4.4% FY 2016 FY 2017 14.7% 3-months Ended December 31 12-months Ended December 31 1 Excludes “License fee, collaboration and other revenues” of $4,000 in Q4-2016, $70,000 in Q4-2017, $317,000 in 2016, and $124,000 in 2017. Strong Financial Results While Investing in the Future 28 GAAP Product Revenue and Operating Income/Loss ($M) Makena revenue CBR revenueFeraheme/MuGard revenue GAAP operating income (loss)Intrarosa revenue

$153.02 $159.62 $77.4 $65.7 Strong Financial Results While Investing in the Future $548.82 $230.1 $615.32 $265.7 FY 2016 FY 2017 12.1% Q4-2016 Q4-2017 4.3% 1 See slide 34 for a reconciliation of GAAP to non-GAAP financials. 2 Excludes “License fee, collaboration and other revenues” of $4,000 in Q4-2016, $70,000 in Q4-2017, $317,000 in 2016, and $124,000 in 2017. 3 Includes purchase accounting adjustments related to CBR deferred revenue of $1.4M in Q4-2016 and Q4-2017, $17.0M in 2016, and $5.5M in 2017. 29 3-months Ended December 31 12-months Ended December 31 Non-GAAP Product Revenue and Adjusted EBITDA ($M)1 Makena revenue CBR revenue3Feraheme/MuGard revenue Non-GAAP adjusted EBITDAIntrarosa revenue

Strong Liquidity Profile ($M) 12/31/17 12/31/16 Cash, cash equivalents and investments $329 $ 579 Principal debt outstanding Convertible senior notes (2.5%) due 2019 $ 21 $ 200 Convertible senior notes (3.25%) due 2022 320 -- Term loan facility (4.75%) due 2021 (repaid in May 2017) -- 328 Senior notes (7.875%) due 2023 475 500 Total debt outstanding $816 $1,028 Balance sheet improved to align with evolving business strategy: ‒ De-levered by ~20% ‒ Extended maturities and repaid term loan ‒ Forward net leverage ratio ~4.2x1 30 1 Net leverage ratio derived from netting cash balance as of 12/31/17 from debt balance as of 12/31/17, divided by mid-point of EBITDA guidance for 2018.

2018 Financial Guidance1 ($M) Total revenue $500 - $560 GAAP operating loss ($147) – ($117) Non-GAAP adjusted EBITDA $100 - $130 1 See slide 35 for a reconciliation of 2018 GAAP to non-GAAP financial guidance. 31

2018 Key Priorities Intrarosa  Continue to drive awareness and HCP prescribing Feraheme  Launch broad IDA label and grow market share Makena  Launch subcutaneous auto-injector and drive conversion Cord Blood Registry  Continue to grow new first-time enrollments Business Development  Build shareholder value through portfolio expansion Financial  Meet or beat financial guidance Bremelanotide  Submit NDA submission in Q1-2018 32

AMAG Pharmaceuticals Q&A February 27, 2018

Appendix

Reconciliation of GAAP to Non-GAAP 2017 Financial Results 35 ($M) GAAP operating income (loss) Purchase accounting adjustments related to CBR deferred revenue Depreciation and intangible asset amortization Non-cash inventory step-up adjustments Stock-based compensation Adjustments to contingent consideration Impairment charges of intangible assets Acquisition related costs Acquired IPR&D Restructuring costs Non-GAAP adjusted EBITDA Q4-2017 Q4-2016 2017 2016 ($7.1) $14.6 ($293.3) $78.9 1.4 1.4 5.5 17.0 65.6 29.1 153.3 94.2 0.9 1.0 2.3 5.7 5.4 5.7 23.5 22.5 (0.5) 20.6 (47.7) 25.7 -- 3.7 319.2 19.7 -- 1.3 1.5 1.3 -- -- 65.8 -- -- -- -- 0.7 $65.7 $77.4 $230.1 $265.7

Reconciliation of GAAP to Non-GAAP 2018 Financial Guidance 36 ($M) 2018 Financial Guidance Operating loss ($147) – ($117) Depreciation & intangible asset amortization 200 Stock-based compensation 23 Non-cash inventory step up and adjustments to contingent consideration 4 Acquired IPR&D 20 Non-GAAP adjusted EBITDA $100 - $130

Share Count Reconciliation 37 (M) Weighted average basic shares outstanding Employee equity incentive awards GAAP diluted shares outstanding Employee equity incentive awards Non-GAAP diluted shares outstanding 4Q-2017 4Q-2016 34.8 34.3 0.1 --1 34.9 34.3 -- 0.8 34.9 35.1 2017 2016 34.9 34.3 --1 --1 34.9 34.3 0.32 0.5 35.2 34.8 1 Employee equity incentive awards would be anti-dilutive in this period. 2 Reflects the non-GAAP dilutive impact of employee equity incentive awards. 22

AMAG Pharmaceuticals 2017 Financial Results February 27, 2018